EXECUTION VERSION

AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT

     This AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT (this "Amendment") is entered into as of October __, 2008, by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), DIAMOND CREEK INVESTMENT PARTNERS, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent"), and GRILL CONCEPTS, INC., a Delaware corporation ("Borrower"), with reference to the following:

     WHEREAS, the Lenders, Agent and Borrower are parties to that certain Credit Agreement, dated as of March 10, 2006, as amended by that certain Amendment Number One to Credit Agreement, dated as of December 29, 2006, that certain Amendment Number Two to Credit Agreement, dated as of March 19, 2008 and that certain Amendment Number Three to Credit Agreement dated as of April 30, 2008 (as so amended and as further amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), pursuant to which Lenders have made certain loans and financial accommodations available to Borrower;

     WHEREAS, Borrower has requested that Agent and the Lenders make certain amendments to the Credit Agreement; and

     WHEREAS, subject to the terms and conditions set forth herein, Agent and the Lenders are willing to make the amendments.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Defined Terms. Each capitalized term used herein and not defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby.

2.	Amendments to Credit Agreement.

	(a)	Section 1.1: Definitions.

(i) The following definitions are hereby added to Section 1.1 of the

Credit Agreement in the appropriate alphabetical order:

     " 'Annualized' means, for any amount to be calculated as at the end of any month during the fiscal period commencing on the first day of the eleventh fiscal month of the Borrower's fiscal year 2008 (October 26, 2008) through the last day of the tenth fiscal month of the Borrower's fiscal year 2009 (October 25, 2009), the product of (a) the aggregate amount for the period commencing on the first day of the eleventh fiscal month of the Borrower's fiscal year 2008 through the end of such period divided by the number of fiscal months elapsed during the period commencing on the first day of the eleventh

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fiscal month of the Borrower's fiscal year 2008 through the end of such period times (b) 12."

     " 'Excess Cash Flow' means, with respect to any fiscal period and with respect to Borrower determined on a consolidated basis in accordance with GAAP (a) TTM EBITDA, minus (b) the sum of (i) the cash portion of Interest Expense paid during such fiscal period, (ii) the cash portion of income taxes paid during such period, and (iii) the cash portion of Capital Expenditures (net of any proceeds of related financings with respect to such expenditures) made during such period."

     " 'Fourth Amendment' means that certain Amendment Number Four to Credit Agreement, dated as of October __, 2008, among Borrower, Lenders, and Agent."

     " 'Fourth Amendment Effective Date' means the date that all of the conditions set forth in Section 4 of the Fourth Amendment shall have been satisfied (or waived by Agent in its sole discretion)."

" 'Net Cash Proceeds' means:

     (a) with respect to any sale or disposition by Borrower or any of its Subsidiaries of assets, the amount of cash proceeds received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of Borrower or its Subsidiaries, in connection therewith after deducting therefrom only (i) the amount of any Indebtedness secured by any Permitted Lien on any asset (other than (A) Indebtedness owing to Agent or any Lender under the Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such sale or disposition, (ii) reasonable fees, commissions, and expenses related thereto and required to be paid by Borrower or such Subsidiary in connection with such sale or disposition and (iii) taxes paid or payable to any taxing authorities by Borrower or such Subsidiary in connection with such sale or disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of Borrower or any of its Subsidiaries, and are properly attributable to such transaction; and

     (b) with respect to the issuance or incurrence of any Indebtedness by Borrower or any of its Subsidiaries, or the issuance by Borrower or any of its Subsidiaries of any shares of its Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of Borrower or such Subsidiary in connection with such issuance or incurrence, after deducting therefrom only (i) reasonable fees, commissions, and expenses related thereto and required to be paid by Borrower or such Subsidiary in connection with such issuance or incurrence, and (ii) taxes paid or payable to any taxing authorities by Borrower or such Subsidiary in connection with such issuance or incurrence, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid

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or payable to a Person that is not an Affiliate of Borrower or any of its Subsidiaries, and are properly attributable to such transaction."

(ii) The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
" 'Base Rate Margin'	means, as of any date of determination,	the
following margin based upon the most recent TTM EBITDA calculation:

Leverage Ratio	Base Rate Margin

Less than $2,500,000	8.00 percentage points

Greater than or equal to $2,500,000	4.25 percentage points

     ; provided, however, that (a) during the period commencing on the Fourth Amendment Effective Date and ending on the one year anniversary date thereof, the Base Rate Margin shall be 8.00 percentage points and (b) at any time that an Event of Default has occurred (until the first day of the first fiscal quarter following the date on which such Event of Default is no longer continuing) under Section 7.1 of this Agreement or under of Section 7.2(a) of this Agreement (with respect to a breach of Section 6.16 only), the Base Rate Margin shall, at the election of the Required Lenders, be 8.00 percentage points as of the date of such Event of Default.

     Except as set forth in the foregoing proviso, the Base Rate Margin shall be based upon the most recent calculation of the TTM EBITDA, which will be calculated as of the end of the immediately preceding fiscal month. Except as set forth in the foregoing proviso in this definition, the Base Rate Margin shall be re-determined for each fiscal month on the first day of the fiscal month following the date of delivery to Agent of the certified calculation of the TTM EBITDA for such fiscal month pursuant to Section 5.3; provided, however, that if Borrower fails to provide such certification when such certification is due and such failure continues for 3 Business Days after written notice from Agent, the Base Rate Margin shall be set at 8.00 percentage points as of the first day of the fiscal month following the date on which the certification was required to be delivered until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification or otherwise affecting the Lenders' ability to impose the higher Base Rate Margin in accordance with clause (b) of the foregoing proviso, the Base Rate Margin shall be set at the margin based upon the TTM EBITDA calculation disclosed by such certification)."

     " 'EBITDA' means, with respect to any fiscal period, the result of (a) Borrower's and its Subsidiaries' consolidated net earnings (or loss) for such period, minus (b) to the extent included in determining such consolidated net earnings (or loss) for such period, the sum of (i) extraordinary gains for such period and (ii) interest income for such period, plus (c) to the extent deducted in determining such consolidated net earnings (or loss) for

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such period, without duplication, the sum of (i) interest expense for such period, (ii) income taxes for such period, (iii) depreciation and amortization for such period, (iv) settlement and legal costs and expenses incurred by Borrower or any of its Subsidiaries for such period in connection with the Class Action Lawsuit in an aggregate amount for all periods not to exceed $1,000,000, (v) the recurring expense incurred by Borrower or any of its Subsidiaries for such period related to stock options and restricted stock or other similar items permitted under Financial Accounting Standards Board, Statement of Financial Accounting Standards No. 123 and No. 123R, which provides for a non-cash expense of stock options, (vi) costs and expenses incurred by Borrower or any of its Subsidiaries for the trailing twelve month period ending on October 31, 2008 in connection with the implementation and maintenance of Sarbanes-Oxley compliance, required under the Sarbanes-Oxley Act, in an aggregate amount not to exceed $200,000, (vii) pre-opening costs and Major Renovations associated with new locations and (viii) subject in each case to the approval of the Agent, not to be unreasonably withheld, costs incurred in connection with abandoned projects, losses associated with closed locations; in each case specified in clauses (i) through (viii), as determined in accordance with GAAP."

     " 'LIBOR Rate Margin' means, as of any date of determination, the following margin based upon the most recent TTM EBITDA calculation:

Leverage Ratio	LIBOR Rate Margin

Less than $2,500,000	9.00	percentage points

Greater than or equal to $2,500,000	7.00	percentage points

     ; provided, however, that (a) during the period commencing on the Fourth Amendment Effective Date and ending on the one year anniversary date thereof, the LIBOR Rate Margin shall be 9.00 percentage points and (b) at any time that an Event of Default has occurred (until the first day of the first fiscal quarter following the date on which such Event of Default is no longer continuing) under Section 7.1 of this Agreement or under of Section 7.2(a) of this Agreement (with respect to a breach of Section 6.16 only), the LIBOR Rate Margin shall, at the election of the Required Lenders, be 9.00 percentage points as of the date of such Event of Default.

     Except as set forth in the foregoing proviso, the LIBOR Rate Margin shall be based upon the most recent calculation of the TTM EBITDA, which will be calculated as of the end of the immediately preceding fiscal month. Except as set forth in the foregoing proviso in this definition, the LIBOR Rate Margin shall be re-determined for each fiscal month on the first day of the fiscal month following the date of delivery to Agent of the certified calculation of the TTM EBITDA for such fiscal month pursuant to Section 5.3; provided, however, that if Borrower fails to provide such certification when such certification is due and such failure continues for 3 Business Days after written notice from Agent, the LIBOR Rate Margin shall be set at 9.00 percentage points as of the first day of the fiscal month following the date on which the certification was required

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to be delivered until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification or otherwise affecting the Lenders' ability to impose the higher LIBOR Rate Margin in accordance with clause (b) of the foregoing proviso, the LIBOR Rate Margin shall be set at the margin based upon the TTM EBITDA calculation disclosed by such certification)."

" 'Maximum Revolver Amount' means $8,000,000."

     " 'TTM EBITDA' means, as of any date of determination, the EBITDA of the Borrower and its Subsidiaries for the 12 month period most recently ended; provided, that for any period ending from and after September 29, 2008 through September 27, 2009, TTM EBITDA shall be calculated on an Annualized basis."

     (b) Section 2.1(a) of the Credit Agreement is hereby amended to add the following sentence to the end of such Section:

     "Notwithstanding anything to the contrary in this Section 2.1(a), the Lenders shall have no obligation to make any Advances to Borrower during the period commencing on the Fourth Amendment Effective Date and ending on the one year anniversary thereof."

     (c) Section 2.4 of the Credit Agreement is hereby amended to add the following new subsection (c) immediately following the end of subsection (b) of such Section:

"(c) Mandatory Prepayments.

     (i) Dispositions. Within 1 Business Day of the date of receipt by Borrower or any of its Subsidiaries of the Net Cash Proceeds of any voluntary or involuntary sale or disposition by Borrower or any of its Subsidiaries of assets (including casualty losses or condemnations but excluding sales or dispositions which qualify as Permitted Dispositions under clauses (a), (b), (c), or (d) of the definition of Permitted Dispositions), Borrower shall prepay the outstanding principal amount of the Advances (which prepayment shall be accompanied by a corresponding permanent reduction in the Revolver Commitment and the Maximum Revolver Amount) in an amount equal to 100% of such Net Cash Proceeds (including condemnation awards and payments in lieu thereof) received by such Person in connection with such sales or dispositions. Nothing contained in this Section 2.4(c)(i) shall permit Borrower or any of its Subsidiaries to sell or otherwise dispose of any assets other than in accordance with Section 6.4.

     (ii) Indebtedness. Within 1 Business Day of the date of incurrence by Borrower or any of its Subsidiaries of any Indebtedness (other than Indebtedness permitted under Section 6.1 hereof), Borrower shall prepay the outstanding principal amount of the Advances (which prepayment shall be accompanied by a corresponding permanent reduction in the Revolver Commitment and the Maximum Revolver Amount) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such incurrence. The provisions of this Section 2.4(c)(ii) shall not be

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deemed to be implied consent to any such incurrence otherwise prohibited by the terms and conditions of this Agreement.

     (c) Equity. Within 1 Business Day of the date of the issuance by Borrower or any of its Subsidiaries of any shares of its or their Stock (other than (A) in the event that Borrower or any of its Subsidiaries forms any Subsidiary in accordance with the terms hereof, the issuance by such Subsidiary of Stock to Borrower or such Subsidiary, as applicable, and (B) the issuance of Stock of Borrower to directors, officers and employees of Borrower and its Subsidiaries pursuant to employee stock option plans (or other employee incentive plans or other compensation arrangements) approved by the Board of Directors), Borrower shall prepay the outstanding principal amount of the Advances (which prepayment shall be accompanied by a corresponding permanent reduction in the Revolver Commitment and the Maximum Revolver Amount) in an amount equal to 37.5% of the Net Cash Proceeds received by such Person in connection with such issuance. The provisions of this Section 2.4(c)(iii) shall not be deemed to be implied consent to any such issuance otherwise prohibited by the terms and conditions of this Agreement.

     (d) Excess Cash Flow. Within 10 days of delivery to Agent and the Lenders of audited annual financial statements pursuant to Section 5.3, commencing with the delivery to Agent and the Lenders of the financial statements for Borrower's fiscal year 2008, or, if such financial statements are not delivered to Agent and the Lenders on the date such statements are required to be delivered pursuant to Section 5.3, 10 days after the date such statements are required to be delivered to Agent and the Lenders pursuant to Section 5.3, Borrower shall prepay the outstanding principal amount of the Advances (which prepayment shall be accompanied by a corresponding permanent reduction in the Revolver Commitment and the Maximum Revolver Amount) in an amount equal to 50% of the Excess Cash Flow of Borrower and its Subsidiaries for such fiscal year."

     (d) Section 2.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "2.5 Overadvances. If, at any time or for any reason, the amount of Obligations owed by Borrower to the Lender Group pursuant to Section 2.1 is greater than any of the limitations set forth in Section 2.1 (an "Overadvance"), Borrower shall within two Business Days after prior written notice thereof from Agent to Borrower, pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in Section 2.4(b); provided, however, that any Overadvances outstanding during the six month period following the Fourth Amendment Effective Date shall not be due and payable as described above in this Section 2.5 and instead shall be paid on or before the six month anniversary of the Fourth Amendment Effective Date. In addition, Borrower hereby promises to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full as and when due and payable under the terms of this Agreement and the other Loan Documents."

     (e) Section 3.2 of the Credit Agreement is hereby amended to (i) delete the word "and" at the end of clause (e) thereof, (ii) delete the "." At the end of clause (f) thereof and

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substitute in lieu thereof "; and", and (iiii) add the following new subsection (g) to the end of such Section:

     "(g) TTM EBITDA, calculated as of the end of the immediately preceding month, shall be at least $2,500,000."

     (f) Section 6.16(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "(i) Minimum TTM EBITDA. TTM EBITDA, measured on a fiscal quarter-end basis through the fiscal quarter ended on the last day of the Borrower's fiscal year 2008, and as at the end of each fiscal month thereafter, of at least $2,000,000."

     (g) Section 6.16(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "(ii) Leverage Ratio. A Leverage Ratio, measured on a fiscal quarter-end basis for the four fiscal quarters then ended, of less than (A) commencing on the Fourth Amendment Effective Date and ending on date that TTM EBITDA, measured as of the end of each fiscal month, equals or exceeds $2,500,000, 2.50 : 1.00 and (B) thereafter,

2.25	: 1.00.

(h) Section 6.16(b)(i) of the Credit Agreement is hereby amended to add the following new paragraph at the end of such Section:

     "Notwithstanding the foregoing, in the event and for so long as TTM EBITDA is less than $2,500,000, measured at the end of each fiscal quarter, the amount of Maintenance Capital Expenditures made in such fiscal quarter shall not exceed $325,000.

     (i) Section 6.16(b)(ii) of the Credit Agreement is hereby amended to add the following new paragraph at the end of such Section:

     "Notwithstanding the foregoing, in the event and for so long as TTM EBITDA is less than $2,500,000, measured at the end of each fiscal year, the amount of Growth Capital Expenditures made in such fiscal year shall not exceed $500,000."

     (j) Schedule C-1 of the Credit Agreement is hereby amended by deleting each reference to "$12,000,000" therein and replacing such references with "$8,000,000".

3.	Waivers. Subject to the satisfaction of the conditions precedent set forth in
Section 4	below, Agent and Lenders hereby waive the Events of Default that have occurred as a result of Borrower's non-compliance with the following provisions of the Credit Agreement:

     (a) Section 6.16(a) due to the failure of Borrower to maintain a minimum EBITDA of at least $2,500,000 for the twelve fiscal months ending on the last day of the third fiscal quarter of Borrower's fiscal year 2008.

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     (b) Section 6.16(b) due to the failure of Borrower to maintain a Leverage Ratio of at least 2.25 to 1.00 for the twelve fiscal months ending on the last day of the third fiscal quarter of the Borrower's fiscal year 2008.

     4. Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

     (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

     (b) Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Guarantor.

     (c) Agent shall have received the Amendment Fee (defined below) and payment from Borrower of all unreimbursed costs and expenses that are payable under the Credit Agreement, including without limitation the outstanding fees and expenses of Schulte Roth & Zabel LLP in an amount equal to $12,000.

     (d) The representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

     (e) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

     (f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, any Guarantor, Agent, or any Lender.

     5. Amendment Fee. The Borrower hereby agrees to pay to Agent, in full on the date hereof, an amendment fee in the amount of $100,000 (the "Amendment Fee"), which fee shall be (a) fully earned and payable on the date hereof, (b) non-refundable when paid and (c) capitalized and added to the outstanding principal amount of the Advances (and thereafter constitute Advances for all purposes under the Loan Documents).

     6. Representations and Warranties. Borrower represents and warrants to Agent and the Lenders that (a) the execution, delivery, and performance of this Amendment and of the Credit Agreement, as amended hereby, (i) are within its powers, (ii) have been duly authorized by all necessary action, and (iii) are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its governing documents, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their

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respective terms; and (c) no Default or Event of Default has occurred and is continuing on the date hereof or as of the date upon which the conditions precedent set forth herein are satisfied.

     7. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

     8. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9.	Effect on Loan Documents.

(a) The Credit Agreement, as amended hereby, and each of the other Loan

Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents, and shall not operate as a consent to any further or other matter under the Loan Documents.

     (b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

     (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d) This Amendment is a Loan Document.

     10. Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

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     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

GRILL CONCEPTS, INC., a Delaware corporation, as Borrower

By:	_____/s/	Wayne Lipschitz_______________
Name:	__	Wayne Lipschitz
Title:	_______CFO

D.	B. ZWIRN SPECIAL OPPORTUNITIES FUND,

L.	P., as a Lender

By:	_____ /s/ David C. Lee
Name:	______David Lee______________
Title:	__Authorized Signatory

DIAMOND CREEK INVESTMENT PARTNERS, LLC, a Delaware limited liability company, as Agent

By:	___/s/ John Devenny
Name:	_____John Devenny II__________
Title:	____Managing Director_________

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[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]

Exhibit A

REAFFIRMATION AND CONSENT Dated as of November 4, 2008

     Reference hereby is made to that certain Amendment Number Four to Credit Agreement, dated as of the date hereof (the "Amendment"), by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), DIAMOND CREEK INVESTMENT PARTNERS, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent"), and GRILL CONCEPTS, INC., a Delaware corporation ("Borrower"). Capitalized terms used herein shall have the meanings ascribed to them in that Credit Agreement, dated as of March 10, 2006, as amended by that certain Amendment Number One to Credit Agreement, dated as of December 29, 2006, as that certain Amendment Number Two to Credit Agreement, dated as of March 19, 2008 and that certain Amendment Number Three to Credit Agreement dated as of April 30, 2008 (as so amended and as further amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), by and among Lender, Agent and Borrower. Each of the undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to the Lender Group under any Loan Document to which it is a party; (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect; and (e) ratifies and confirms its consent to any previous amendments of the Loan Agreement and any previous waivers granted with respect to the Loan Agreement. Although each of the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands that the Lender Group shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned's acknowledgement or agreement to future amendments, waivers, or modifications (except in each case to the extent any notice or demand is specifically required under the Guaranty or any other Loan Document), and nothing herein shall create such a duty.

[signature page follows]

SRZ-10769061.7

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Reaffirmation and Consent as of the date first written above.

GRILL CONCEPTS, INC., a California corporation

By:	_____/s/	Wayne Lipschitz_______________
Name:	__	Wayne Lipschitz
Title:	_______CFO

GRILL CONCEPTS MANAGEMENT, INC., a California corporation

By:	_____/s/	Wayne Lipschitz_______________
Name:	__	Wayne Lipschitz
Title:	_______CFO

GRILL CONCEPTS-D.C., INC., a District of Columbia corporation

By:	_____/s/	Wayne Lipschitz_______________
Name:	__	Wayne Lipschitz
Title:	_______CFO

GCI-CC, INC., a California corporation

By:	_____/s/	Wayne Lipschitz_______________
Name:	__	Wayne Lipschitz
Title:	_______CFO

SRZ-10769061.7

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]

GCI-MP, INC., a California corporation

By:	_____/s/	Wayne Lipschitz_______________
Name:	__	Wayne Lipschitz
Title:	_______CFO

EMNDEE, INC., a California corporation

By:	_____/s/	Wayne Lipschitz_______________
Name:	__	Wayne Lipschitz
Title:	_______CFO

GC DALLAS VENTURES, LP, a Texas limited partnership

By:	GRILL CONCEPTS CD, INC.
Its:	General Partner

By:	_____/s/	Wayne Lipschitz_______________
Name:	__	Wayne Lipschitz
Title:	_______CFO

GRILL CONCEPTS CD, INC., a California corporation

By:	_____/s/	Wayne Lipschitz_______________
Name:	__	Wayne Lipschitz
Title:	_______CFO

SRZ-10769061.7

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]

THE GRILL ON THE ALLEY, INC., a California corporation

By:	_____/s/	Wayne Lipschitz_______________
Name:	__	Wayne Lipschitz
Title:	_______CFO

THE GRILL LIMITED PARTNERSHIP, a California limited partnership

By:	EMNDEE, INC.
Its:	General Partner

By:	_____/s/	Wayne Lipschitz_______________
Name:	__	Wayne Lipschitz
Title:	_______CFO

GRILL CONCEPTS SERVICES, INC., a California corporation

By:	_____/s/	Wayne Lipschitz_______________
Name:	__	Wayne Lipschitz
Title:	_______CFO

SRZ-10769061.7

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO AMENDMENT NUMBER FOUR TO CREDIT AGREEMENT]